UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22437
Guggenheim Taxable Municipal Managed Duration Trust
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)
Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end: May 31
Date of reporting period: June 1, 2016 – November 30, 2016

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GuggenheimInvestments.com	CEF-GBAB-SAR-1116

GUGGENHEIMINVESTMENTS.COM/GBAB
... YOUR LINK TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT THE GUGGENHEIM TAXABLE
MUNICIPAL MANAGED DURATION TRUST
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gbab, you will find:
• Daily, weekly and monthly data on share prices, net asset values, distributions and more
• Monthly portfolio overviews and performance analyses
• Announcements, press releases and special notices
• Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

(Unaudited)	November 30, 2016

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Taxable Municipal Managed Duration Trust (formerly Guggenheim Build America Bonds Managed Duration Trust) (the “Trust”). See the Questions & Answers section of the report for more information on the Trust’s name change and changes to the Trust’s non-fundamental investment policies that took effect during the period. This report covers the Trust’s performance for the six-month period ended November 30, 2016.
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. Under normal market conditions, the Trust invests at least 80% of its net assets plus the amount of any borrowings for investment purposes (“Managed Assets”) in a diversified portfolio of taxable municipal securities, and may invest up to 20% of Managed Assets in securities other than taxable municipal securities.
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2016, the Trust provided a total return based on market price of -2.11% and a total return based on NAV of 2.01%. As of November 30, 2016, the Trust’s market price of $21.07 per share represented a discount of 8.35% to its NAV of $22.99 per share. The market value of the Trust’s shares fluctuates from time to time and it may be higher or lower than the Trust’s NAV. The NAV return includes the deduction of management fees, operating expenses, and all other Trust expenses.
Each month of the period, the Trust paid a monthly distribution. For June, July, and August, the Trust paid a monthly distribution of $0.13817 per share. For the other months in the period, the Trust paid a monthly distribution of $0.12573. The most recent distribution represents an annualized rate of 7.16% based on the Trust’s closing market price of $21.07 on November 30, 2016. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see Note 2(d) on page 46 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Trust. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 62 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Trust endeavors to maintain

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DEAR SHAREHOLDER (Unaudited) continued	November 30, 2016

a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Trust shares when the share price is lower than when the price is higher.
To learn more about the Trust’s performance and investment strategy for the semiannual period ended November 30, 2016, we encourage you to read the Questions & Answers section of this report, which begins on page 5.
We are honored that you have chosen the Guggenheim Taxable Municipal Managed Duration Trust as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Trust’s website at guggenheiminvestments.com/gbab.
Sincerely,
Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Taxable Municipal Managed Duration Trust
 December 31, 2016

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QUESTIONS & ANSWERS (Unaudited)	November 30, 2016

Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Assistant Chief Investment Officer; James E. Pass, Senior Managing Director and Portfolio Manager; Jeffrey S. Carefoot, CFA, Senior Managing Director and Portfolio Manager; and Allen Li, CFA, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Trust’s strategy and performance for the six-month period ended November 30, 2016.
What were the most important developments in the Trust over the past six months?
For the period, the Trust outperformed the Bank of America Merrill Lynch (BofA ML) Build America Bond Index (the “Index”) on a net asset value (“NAV”) basis (2.01%), but underperformed on a market price basis (-2.11%), as the Index returned -1.34%. The Trust benefited from the search for yield in the early part of the period, which accelerated demand for bonds in the municipal sector, but the rise in Treasury yields in the last weeks of the period carried over to the municipal sector. Contributing to the Trust’s NAV outperformance was its lower duration, as rate volatility persisted over the period, and spread compression within the fixed income market. The Trust continued holding interest rate swaps over the period to help protect the portfolio from interest rate volatility, which also contributed to NAV outperformance.
What is the Trust’s investment objective and how is it pursued?
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in taxable municipal securities, including Build America Bonds, or BABs, which qualify for federal subsidy payments under the American Recovery and Reinvestment Act of 2009 (the “Act”).
Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities other than taxable municipal securities, including municipal securities, the interest income from which is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”); and asset-backed securities (“ABS”), senior loans, and other income-producing securities.
These non-fundamental investment policies became effective on July 26, 2016. See the following question for more information.
At least 80% of the Trust’s Managed Assets are invested in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality. Securities of below investment grade

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. The Trust does not invest more than 25% of its Managed Assets in municipal securities in any one state of origin or more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid.
Discuss the change in the Trust’s non-fundamental investment policies during the period.
In May 2016, Trust’s Board of Trustees (the “Board”) approved investment policy changes which broadened its investment focus, with the result that the Trust was no longer required to invest a specific percentage of its Managed Assets in BABs.
Prior to July 26, 2016, under normal market conditions, the Trust invested at least 80% of its Managed Assets in BABs, and, under normal market conditions, could invest up to 20% of Managed Assets in securities other than BABs.
Effective on July 26, 2016, the Trust will invest at least 80% of its Managed Assets in taxable municipal securities, including BABs, and may invest up to 20% of its Managed Assets in securities other than taxable municipal securities.
Concurrently with the change in its non-fundamental investment policies, the Trust changed its name from Guggenheim Build America Bonds Managed Duration Trust to Guggenheim Taxable Municipal Managed Duration Trust.
Why was the change to non-fundamental investment policies made?
BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports, and public buildings, pursuant to the Act. In contrast to traditional municipal bonds, interest received on BABs is subject to federal income tax and may be subject to state income tax. However, issuers of Direct Payment BABs are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the bonds (which has been subject to sequestration reduction in recent years), allowing such issuers to issue BABs that pay interest rates that are competitive with the rates typically paid by private bond issuers in the taxable fixed-income market. Because the relevant provisions of the Act were not extended, bonds issued after December 31, 2010 cannot qualify as BABs. Therefore, the number of BABs available in the market is limited.
Given the uncertainty around the continuation of the BABs program at the time of the Trust’s commencement of operations in 2010, the Trust’s initial public offering prospectus stated that if the BABs program was not extended and there ceased to be new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, the Board intended to evaluate potential actions with respect to the Trust, which could include, among other things, changes to the non-fundamental investment policies of the Trust to permit the Trust to broaden its investment focus.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

How will the Trust benefit from greater participation in the taxable municipal market?
Issuance of taxable municipal bonds offers issuers—such as states, local governments, and non-profit organizations—an opportunity to diversify bondholders and allows funding of certain projects not eligible for tax-exempt bonds. Prior to the creation of the BABs Program and other federally sponsored programs, taxable municipal issuance had averaged approximately $35 billion per year or roughly 10% of total municipal issuance. During the BAB years (2009 and 2010), over $187 billion of taxable municipal bonds were issued. Today, average annual taxable municipal issuance is approximately $30 billion. Although BABs are no longer issued, they do trade actively in the secondary market. Unlike BABs, a primary market for taxable municipal bonds does exist, creating an investment opportunity for the Trust.
Characteristics for taxable municipal bonds resemble BABs although private higher education institutions and health care organizations, who were not eligible to issue BABs, have been historically active issuers. The Bloomberg Barclays Taxable Municipal Index has twice as many taxable municipals as the BAB Index, indicating a broader investment universe for the Trust.
What is the current outlook for Build America Bonds?
The ongoing effects of federal sequestration—automatic spending cuts that were negotiated as part of the fiscal cliff legislation in 2013—continue to hang over the BABs market. One ongoing impact is reductions in the federal subsidy used to pay the coupon on BABs. It has been cut by about 7% in each of the past several fiscal years. The lower subsidy effectively increases the cost of borrowing for issuers. The reduction in the subsidy may allow issuers to redeem bonds early, and certain issuers have begun to refund BABs with municipal bonds, and as we approach 2019 and thereafter, more state and local governments may elect to do the same.
A priority of the Trump administration is expected be domestic infrastructure spending, and among financing proposals could be a program similar to Build America Bonds, which may supplement other programs involving other taxable or tax-exempt municipal bonds.
What were the significant events affecting the economy and market environment over the past six months?
Behind the performance numbers for the past six months are a multitude of events that unfolded throughout 2016, including an increase in U.S. corporate default volume, several quarters of negative earnings growth, the British vote to exit the European Union, and stubbornly low inflation across the globe. That was on top of one of the worst selloffs for U.S. corporate bonds since the financial crisis in the first six weeks of the year, or that the S&P 500 was down almost 11%. We continue to believe that the turnaround in market performance was a result of global central bank easing.
The surprise end to the fractious U.S. election season leaves many questions unanswered about the new administration, but as it relates to the economy we are particularly alert to the possible market impact of resurgent fiscal policy. We will learn more as we move through the transition of power, but in the meantime several market positives should support asset performance in 2017. The domestic

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

economy just turned in the highest growth rate in two years, early indications point to a strong Christmas selling season, corporate earnings have rebounded, and the energy sector is stabilizing with the oil market recovery.
U.S. real gross domestic product (“GDP”) grew by 3.2% in the third quarter, according to the second reading, up from 1.4% in the second quarter. We expect output to rise by around 2% on average in coming quarters, a bit faster than the trend rate over the past year, as drags from past dollar strength and an inventory adjustment cycle fade. The policy outlook has become more uncertain with the election, though early indications that fiscal easing will be prioritized in the new administration suggest that the risks to real GDP growth in 2017 and 2018 are now skewed to the upside.
The labor market continues to strengthen and the unemployment rate declined by a 0.4 percentage point to 4.6%, but labor force participation has not grown as much as hoped, and started to trend downwards in November. In the year through November, the labor force participation rate increased by just 0.1 percentage point. Job openings data, another measure of labor market health, has been looking better. In November of 2015 it was about 5.2 million job openings for the month. By November 2106, it had risen to a little more than 5.5 million job openings for the month. A higher level of job openings tends to indicate a more robust labor market.
We expect the U.S. Federal Reserve (the “Fed”) policymakers to follow their recent rate increases with three, and possibly four, more hikes in 2017. While this would be faster than markets are now pricing in, it would still leave rates below levels prescribed by standard policy rules. Fed Chair Janet Yellen commented recently about temporarily running a “high-pressure economy” in the hope that enabling robust business activity and a tight labor market may result in an increase in the productive capacity of the economy. If this scenario materializes, it could entail unemployment dropping further, and inflation overshooting the Fed’s 2% goal. This perspective, as well as the president-elect’s proposed changes to fiscal policy and the likely impact to future real rates, accounts for much of the backup in long-term interest rates, although ongoing asset purchase programs by the European Central Bank (ECB) and Bank of Japan (BoJ) will likely continue to support bond prices. The monetary policy divergence will continue to support the U.S. dollar.
How did the Trust perform for the six months ended November 30, 2016?
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2016, the Trust provided a total return based on market price of -2.11% and a total return based on NAV of 2.01%. As of November 30, 2016, the Trust’s market price of $21.07 per share represented a discount of 8.35% to its NAV of $22.99 per share. As of May 31, 2016, the Trust’s market price of $22.28 per share represented a discount of 4.38% to its NAV of $23.30 per share. The market value of the Trust’s shares fluctuates from time to time and it may be higher or lower than the Trust’s NAV. The NAV return includes the deduction of management fees, operating expenses, and all other Trust expenses.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

Each month of the period, the Trust paid a monthly distribution. For June, July, and August, the Trust paid a monthly distribution of $0.13817 per share. For the other months in the period, the Trust paid a monthly distribution of $0.12573. The most recent distribution represents an annualized rate of 7.16% based on the Trust’s closing market price of $21.07 on November 30, 2016. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board, is subject to change based on the performance of the Trust. Please see Note 2(d) on page 46 for more information on distributions for the period.
Why did the Trust accrue excise tax during the period?
As a registered investment company, the Trust is subject to a 4% excise tax that is imposed if the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the trust’s fiscal year). The Trust generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Trust’s income and capital gains can vary significantly from year to year, the Trust seeks to maintain more stable monthly distributions over time. The Trust may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Board, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Trust and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.
How did other markets perform in this environment for the six-month period ended November 30, 2016?
BofA ML Build America Bond Index	-1.34%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.92%
Bloomberg Barclays U.S. Corporate High Yield Index	6.43%
Credit Suisse Leveraged Loan Index	4.26%
BofA/ML ABS Master BBB-AA Index	1.88%
S&P 500 Index	6.01%

What influenced the Fund’s performance?
Beginning in the late first quarter of 2016, investors once again sought out yield after the Fed appeared hesitant to raise interest rates, and U.S. Treasury rates declined in sympathy with an international sovereign market that had several trillion dollars’ worth of debt outstanding at interest rates below zero. By summer, the situation began to reverse, and rates began to rise in anticipation of fiscal stimulus, deregulation, and tax reform in a new presidential administration, higher inflation, and a December increase in the Fed funds rate. Municipal market volatility picked up as the period progressed, spurred by technical factors and reduced mutual fund inflows.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

Performance for the period was primarily a result of a stable and consistent credit selection process, as GPIM’s bottom-up, fundamental approach results in the construction of portfolios that produce solid yield while at the same being defensively positioned. Spread-tightening in the taxable municipal sector (including BABs and QSCBs) and the non-BABs portion of the portfolio—particularly ABS—contributed to performance.
In addition to taxable municipal bond exposure, the Trust benefited from a small exposure to leveraged credit, including senior floating rate interests and high yield bonds, which had strong returns over the six month period.
Discuss Trust asset allocation and respective performance for the six-month period ended November 30, 2016.
The Trust’s asset allocation changed moderately over the six-month period. The percentage of the Trust’s long-term investments (excluding cash) that was invested in taxable municipals (including BABs) Qualified School Construction Bonds (QSCBs), and other taxable municipal securities was about 85%, down from about 90% six months ago.
The rest of the Trust’s Managed Assets, approximately 15% of the Trust’s long-term investments, were invested in non-taxable municipal securities, such as tax-exempt municipal bonds; asset-backed securities (ABS), bank loans, and high yield corporate bonds. That percentage was up modestly from six months ago.
The Trust’s taxable municipals’ performance was driven by favorable security selection and lower interest rate sensitivity than the benchmark amid ongoing rate volatility. Trust duration and credit quality remained stable over the period, helping manage risk. In addition, the Trust held interest rate swaps over the period to help manage the cost of leverage and to manage duration. The Trust continued to focus on A-rated taxable municipals in credit selection.
Most fixed income sectors, including the negative-returning Bloomberg Barclays U.S. Aggregate Index, outperformed the Build America Bonds Index. Much of the non-BABs exposure in the Trust is floating rate, which acts as a buffer to market volatility.
Discuss the Trust’s duration.
The Sub-Adviser employs investment and trading strategies to seek to maintain the leverage-adjusted duration of the Trust’s portfolio to generally less than 10 years. On November 30, 2016, the Trust’s duration was approximately eight years. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield to maturity of the bond.)

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

The Sub-Adviser may seek to manage the duration of the Trust’s portfolio through the use of derivative instruments, including U.S. Treasury swaps, credit default swaps, total return swaps, and futures contracts, in an attempt to reduce the overall volatility of the Trust’s portfolio to changes in market interest rates. The Sub-Adviser used derivative instruments to manage the duration of the Trust’s portfolio during the period. The Sub-Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then-current market conditions and interest rate levels. The Trust may incur costs in implementing the duration management strategy, but such strategy will seek to reduce the volatility of the Trust’s portfolio.
What is the Trust’s leverage (borrowing) strategy?
Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Trust’s total return based on NAV during this period. The Trust utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage will not exceed 33.33% of the Trust’s Managed Assets.
As of November 30, 2016, the Trust’s leverage was approximately 26% of Managed Assets, slightly below the level from six months prior. The Trust currently employs leverage through reverse repurchase agreements with at least three different counterparties and a credit facility with a major bank.
There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and could magnify the effect of any losses.
Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The BofA ML Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.
The BofA/ML ABS Master BBB-AA Index is a subset of The BofA/ML U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.
The Standard & Poor’s (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.
Please see guggenheiminvestments.com/gbab for a detailed discussion of the Trust’s risks and considerations.

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TRUST SUMMARY (Unaudited)	November 30, 2016

Trust Statistics
Share Price	$21.07
Net Asset Value	$22.99
Discount to NAV	-8.35%
Net Assets ($000)	$400,443

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2016
					Since
	Six Month	One	Three	Five	Inception
	(non-annualized)	Year	Year	Year	(10/28/10)
Guggenheim Taxable Municipal Managed Duration Trust
NAV	2.01%	8.30%	9.21%	8.24%	10.32%
Market	-2.11%	3.17%	11.16%	7.79%	8.32%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Breakdown	% of Total Net Assets
Municipal Bonds	111.2%
Asset Backed Securities	11.2%
Senior Floating Rate Interests	5.0%
Corporate Bonds	4.1%
Collateralized Mortgage Obligations	0.4%
Short Term Investments	0.3%
Common Stocks	0.1%
Total Investments	132.3%
Other Assets & Liabilities, net	-32.3%
Net Assets	100.0%

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

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TRUST SUMMARY (Unaudited) continued	November 30, 2016

Ten Largest Holdings	% of Total Net Assets
New Jersey Turnpike Authority Revenue Bonds, 7.10%	3.5%
State of West Virginia, Higher Education Policy Commission,
Revenue Bonds, Federally Taxable Build America Bonds 2010, 7.65%	3.5%
Dallas, Texas, Convention Center Hotel Development Corporation,
Hotel Revenue Bonds, Taxable Build America Bonds, 7.09%	3.3%
Westchester County Health Care Corporation, Revenue Bonds,
Taxable Build America Bonds, 8.57%	3.3%
California, General Obligation Bonds, Various Purpose,
Taxable Build America Bonds, 7.70%	3.0%
Los Angeles, California, Department of Water & Power Revenue,
Taxable Build America Bonds, 7.00%	3.0%
School District of Philadelphia, Pennsylvania, General Obligation
Bonds, Series 2011A, Qualified School Construction Bonds -
(Federally Taxable - Direct Subsidy), 6.00%	2.8%
Los Angeles, California, Department of Water & Power Revenue,
Taxable Build America Bonds, 7.00%	2.8%
Noblesville Multi-School Building Corporation, Hamilton County,
Indiana, Taxable Unlimited Ad Valorem Property Tax First Mortgage
Bonds, Build America Bonds, 6.50%	2.8%
El Paso, Texas, Combination Tax and Revenue Certification of Obligation,
Taxable Build America Bonds, 6.70%	2.8%
Top Ten Total	30.8%
“Ten Largest Holdings” exclude any temporary cash or derivative investments.

14 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

TRUST SUMMARY (Unaudited) continued	November 30, 2016

Portfolio Composition by Quality Rating*
	% of Total
Rating	Investments
Fixed Income Instruments
AAA	1.3%
AA	54.1%
A	22.7%
BBB	10.5%
BB	3.8%
B	5.8%
CCC	0.2%
NR**	1.3%
Other Instruments
Short Term Investments	0.2%
Common Stocks	0.1%
Warrents	0.0	%***
Total Investments	100.0%

*
Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

**	NR securities do no necessarily indicate low credit quality.

***	Less than 0.1%

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 15

TRUST SUMMARY (Unaudited) continued	November 30, 2016

16 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2016

	Shares	Value
COMMON STOCKS† – 0.1%
Technology – 0.1%
Aspect Software Parent, Inc.*,†††,1	8,351	$126,439
Energy – 0.0%**
SandRidge Energy, Inc.*	4,312	98,745
Communications – 0.0%**
Cengage Learning Acquisitions, Inc.*,††	3,457	65,106
Consumer, Non-cyclical – 0.0%**
Targus Group International Equity, Inc*,†††,1	18,415	26,886
Basic Materials – 0.0%**
Mirabela Nickel Ltd.*,†††,1	335,401	25
Total Common Stocks
(Cost $509,148)		317,201
WARRANTS†† – 0.0%**
Comstock Resources, Inc.
due 09/06/18[1]	3,025	28,586
Total Warrants
(Cost $11,811)		28,586

	Face
	Amount	Value
SHORT TERM INVESTMENTS† – 0.3%
Dreyfus Treasury Prime Cash Management Institutional Shares
0.24% due [5]	$1,272,332	1,272,332
Total Short Term Investments
(Cost $1,272,332)		1,272,332

	Face
	Amount	Value
MUNICIPAL BONDS†† – 111.2%
California – 22.4%
Los Angeles, California, Department of Water & Power Revenue,
Taxable Build America Bonds[6]
7.00% due 07/01/41	10,000,000	11,839,700
7.00% due 07/01/41	10,000,000	11,391,900
Santa Ana Unified School District, California, General Obligation Bonds,
Federal Taxable Build America Bonds[6]
7.10% due 08/01/40	7,755,000	10,043,966
6.80% due 08/01/30	2,245,000	2,735,959
California, General Obligation Bonds, Various Purpose, Taxable Build America Bonds[6]
7.70% due 11/01/30[7]	10,000,000	11,927,299

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 111.2% (continued)
California – 22.4% (continued)
Oakland Unified School District, County of Alameda, California,
Taxable General Obligation Bonds, Election of 2006, Qualified
School Construction Bonds, Series 2012B
6.88% due 08/01/33[7]	$10,000,000	$10,781,700
Long Beach Unified School District, California, Qualified School
Construction Bonds, Federally Taxable, Election of 2008,
General Obligation Bonds
5.91% due 08/01/25	7,500,000	8,862,525
Riverside Community College District, Riverside County, California,
Election of 2004 General Obligation Bonds, Taxable Build America Bonds[6]
7.02% due 08/01/407	5,000,000	5,793,950
Metropolitan Water District, Southern California, Water Revenue Bonds,
2010 Authorization, Taxable Build America Bonds[6]
6.95% due 07/01/40	5,000,000	5,790,700
Sonoma Valley Unified School District, General Obligation,
Federally Taxable Build America Bonds[6]
7.12% due 08/01/28[7]	3,330,000	3,882,281
Culver City Redevelopment Agency, California, Taxable Tax Allocation Bonds,
Culver City Redevelopment Project
8.00% due 11/01/20	2,310,000	2,445,043
Monrovia Unified School District, Los Angeles County, California,
Election of 2006 General Obligation Bonds, Build America Bonds,
Federally Taxable[6]
7.25% due 08/01/28[7]	1,025,000	1,259,428
Cypress Elementary School District (Orange County, California), General Obligation
Bonds, Direct Pay Qualified School Construction Bonds, 2008 Election
6.65% due 08/01/25[7]	660,000	763,765
6.05% due 08/01/21[7]	340,000	372,966
Placentia-Yorba Linda Unified School District (Orange County, California),
General Obligation Bonds, Federally Taxable Direct-Pay Qualified
School Construction Bonds, Election of 2008
5.40% due 02/01/26[7]	1,000,000	1,132,150
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26[7]	500,000	610,120
Total California		89,633,452
Illinois – 10.9%
Northern Illinois University, Auxiliary Facilities System Revenue Bonds,
Build America Program, Taxable[6]
8.15% due 04/01/41	5,000,000	5,656,000
7.95% due 04/01/35[7]	4,500,000	5,124,375
City of Chicago Illinois General Obligation Unlimited
6.26% due 01/01/40[7]	3,575,000	3,337,584
5.43% due 01/01/42[7]	4,000,000	3,292,320

See notes to financial statements.

18 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 111.2% (continued)
Illinois – 10.9% (continued)
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds,
Taxable Build America Bonds[6]
6.90% due 01/01/40[7]	$5,100,000	$6,337,158
Illinois, General Obligation Bonds, Taxable Build America Bonds[6]
7.35% due 07/01/35	5,000,000	5,432,200
Chicago, Illinois, Board of Education, Unlimited Tax General Obligation Bonds,
Dedicated Revenues, Taxable Build America Bonds[6]
6.52% due 12/01/40[7]	5,000,000	3,822,000
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[6]
6.74% due 11/01/40	2,990,000	3,797,509
Southwestern Illinois, Development Authority, Taxable Local Government,
Program Revenue Bonds, Flood Prevention District Project, Recovery
Zone Economic Development Bonds, Build America Bonds[5]
7.23% due 10/15/35[7]	3,000,000	3,265,890
Southwestern Illinois, Development Authority, Taxable Local Government, Program
Revenue Bonds, Flood Prevention District Project, Build America Bonds[6]
7.03% due 04/15/32[7]	2,000,000	2,184,940
State of Illinois General Obligation Unlimited, Build America Bonds[6]
6.63% due 02/01/35	930,000	950,804
6.73% due 04/01/35	200,000	207,240
Chicago Board of Education General Obligation Unlimited, Build America Bonds[6]
6.14% due 12/01/39[7]	195,000	151,989
Total Illinois		43,560,009
Washington – 10.0%
Washington State University, Housing and Dining System Revenue Bonds,
Taxable Build America Bonds[6]
7.40% due 04/01/41[7]	6,675,000	9,245,343
7.10% due 04/01/32	3,325,000	4,246,191
Public Hospital District No. 1, King County, Washington, Valley Medical Center,
Hospital Facilities Revenue Bonds, Build America Bonds[5]
8.00% due 06/15/40[7]	5,800,000	6,528,306
Washington State Convention Center Public Facilities District, Lodging Tax Bonds,
Taxable Build America Bonds[6]
6.79% due 07/01/40	5,000,000	6,342,600
Central Washington University, System Revenue Bonds, 2010,
Taxable Build America Bonds[6]
6.50% due 05/01/30[7]	5,000,000	5,937,050
City of Anacortes Washington Utility System Revenue Bonds, Build America Bonds[6]
6.48% due 12/01/30[7]	5,000,000	5,555,450
City of Auburn Washington Utility System Revenue Bonds, Build America Bonds[6]
6.40% due 12/01/30[7]	2,000,000	2,150,460
Total Washington		40,005,400

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 111.2% (continued)
Pennsylvania – 6.8%
School District of Philadelphia, Pennsylvania, General Obligation Bonds,
Series 2011A, Qualified School Construction Bonds –
(Federally Taxable – Direct Subsidy)
6.00% due 09/01/30[7]	$10,330,000	$11,410,931
Pittsburgh, Pennsylvania, School District, Taxable Qualified School
Construction Bonds
6.85% due 09/01/29[7]	6,870,000	8,649,880
Lebanon, Pennsylvania, Sewer Revenue Bonds, Taxable Build America Bonds[6]
7.14% due 12/15/35[7]	4,865,000	5,314,429
State Public School Building Authority Revenue Bonds
5.00% due 06/01/30	1,400,000	1,517,950
School District of Philadelphia General Obligation Limited
5.06% due 09/01/42	500,000	474,295
Total Pennsylvania		27,367,485
New Jersey – 6.3%
New Jersey Turnpike Authority Revenue Bonds, Build America Bonds[6]
7.10% due 01/01/41	10,000,000	14,063,200
Camden County Improvement Authority, New Jersey, Lease Revenue Bonds,
Cooper Medical School of Rowan University Project, Build America Bonds[6]
7.75% due 07/01/34[7]	8,000,000	9,030,880
7.85% due 07/01/35[7]	2,000,000	2,257,640
Total New Jersey		25,351,720
New York – 6.3%
Westchester County Health Care Corporation, Revenue Bonds,
Taxable Build America Bonds[6]
8.57% due 11/01/40[7]	10,000,000	13,050,400
Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Taxable Build America Bonds[6]
6.55% due 11/15/31	5,000,000	6,376,250
7.13% due 11/15/30	5,000,000	5,864,850
Total New York		25,291,500
Texas – 6.1%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel
Revenue Bonds, Taxable Build America Bonds[6]
7.09% due 01/01/42[7]	10,000,000	13,316,400
El Paso, Texas, Combination Tax and Revenue Certification of Obligation,
Taxable Build America Bonds[6]
6.70% due 08/15/36[7]	10,000,000	11,127,700
Total Texas		24,444,100

See notes to financial statements.

20 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 111.2% (continued)
Indiana – 6.0%
Noblesville Multi-School Building Corporation, Hamilton County, Indiana,
Taxable Unlimited Ad Valorem Property Tax First Mortgage Bonds,
Build America Bonds[6]
6.50% due 07/15/30	$10,000,000	$11,280,000
Evansville-Vanderburgh Independent School Building Corporation,
Unlimited Taxable Ad Valorem Property Tax First Mortgage Bonds,
Build America Bonds[6]
6.50% due 01/15/30[7]	8,690,000	9,810,662
Knox County, Indiana, Good Samaritan Hospital Project, Taxable Economic
Development Revenue Bonds, Qualified Energy Conservation Bonds –
Direct Payment, Series 2012B, Build America Bonds[6]
5.90% due 04/01/34[7]	2,920,000	3,073,738
Total Indiana		24,164,400
Michigan – 5.8%
Detroit, Michigan, School District, School Building and Site Bonds,
Unlimited Tax General Obligation Bonds, Taxable Build America Bonds[6]
6.85% due 05/01/40[7]	5,000,000	5,273,650
Whitehall District Schools, Muskegon County, Michigan, 2010 School
Building and Site Bonds, General Obligation, Unlimited Tax Bonds,
Taxable Qualified School Construction Bonds
6.10% due 05/01/26[7]	2,500,000	2,642,500
6.50% due 05/01/29[7]	2,000,000	2,107,300
Detroit City School District General Obligation Unlimited, Build America Bonds[6]
7.75% due 05/01/39[7]	2,640,000	3,428,912
Fraser Public School District, Macomb County, Michigan, General Obligation
Federally Taxable School Construction Bonds, 2011 School Building
and Site Bonds
6.05% due 05/01/26[7]	3,000,000	3,276,990
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited
Tax General Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29[7]	2,640,000	3,115,068
City of Detroit Michigan Water Supply System Revenue Revenue Bonds
5.00% due 07/01/41	1,555,000	1,638,161
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26[7]	1,000,000	1,096,640
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26[7]	415,000	473,420
Total Michigan		23,052,641
Florida – 4.2%
County of Miami-Dade Florida Transit System Revenue Bonds, Build America Bonds[6]
6.91% due 07/01/39[7]	10,000,000	10,985,900

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 111.2% (continued)
Florida – 4.2% (continued)
Orlando, Florida, Community Redevelopment Agency, Taxable Tax Increment
Revenue Build America Bonds[6]
7.78% due 09/01/40[7]	$5,000,000	$5,902,900
Total Florida		16,888,800
West Virginia – 3.5%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010[6]
7.65% due 04/01/40[7]	10,000,000	14,015,900
Ohio – 3.2%
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue
Bonds, New Clean Renewable Energy Bonds, Build America Bonds[5]
7.33% due 02/15/28[7]	5,000,000	6,462,700
Madison Local School District, Richland County, Ohio, School Improvement,
Taxable Qualified School Construction Bonds
6.65% due 12/01/29[7]	2,500,000	2,824,500
Cuyahoga County, Ohio, Hospital Revenue Bonds, The Metrohealth System,
Build America Bonds, Taxable[6]
8.22% due 02/15/40[7]	1,950,000	2,368,607
Toronto City School District, Ohio, Qualified School Construction Bonds
General Obligation Bonds
7.00% due 12/01/28	1,230,000	1,305,657
Total Ohio		12,961,464
Colorado – 3.0%
Colorado, Building Excellent Schools Today, Certificates of Participation,
Taxable Build America Bonds[6]
7.02% due 03/15/31[7]	7,500,000	8,601,600
Colorado, Building Excellent Schools Today, Certificates of Participation,
Taxable Qualified School Construction
6.82% due 03/15/28[7]	2,500,000	3,237,925
Total Colorado		11,839,525
Vermont – 2.7%
Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds[6]
7.21% due 07/01/40[7]	7,500,000	8,347,125
6.10% due 07/01/25[7]	2,155,000	2,375,219
Total Vermont		10,722,344
Alabama – 2.6%
Alabama State University, General Tuition and Fee Revenue Bonds,
Taxable Direct-Pay Build America Bonds[6]
7.20% due 09/01/38[7]	5,000,000	5,282,500
7.10% due 09/01/35[7]	3,000,000	3,159,900
7.25% due 09/01/40[7]	2,000,000	2,114,200
Total Alabama		10,556,600

See notes to financial statements.

22 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 111.2% (continued)
Nevada – 2.6%
Nevada System of Higher Education University, Revenue Bonds, Build America Bonds[6]
7.90% due 07/01/40	$5,050,000	$5,770,029
7.60% due 07/01/30	1,500,000	1,707,525
Clark County, Nevada, Airport Revenue Bonds, Build America Bonds[6]
6.88% due 07/01/42[7]	1,425,000	1,595,074
Las Vegas Valley Water District, Nevada, Limited Tax General Obligation
Water Bonds, Taxable Build America Bonds[6]
7.10% due 06/01/39[7]	1,200,000	1,326,264
Total Nevada		10,398,892
Louisiana – 2.5%
Orleans Parish, School Board of the Parish of Orleans, Louisiana
4.40% due 02/01/21[7]	8,000,000	8,703,680
Tangipahoa Parish Hospital Service District No. 1, Louisiana, Taxable Hospital
Revenue Bonds, North Oaks Health System Project, Build America Bonds[6]
7.20% due 02/01/42[7]	1,055,000	1,105,408
Total Louisiana		9,809,088
Mississippi – 1.9%
Medical Center Educational Building Corporation, Taxable Build America Bonds,
University of Mississippi Medical Center Facilities Expansion and
Renovation Project[6]
6.84% due 06/01/35[7]	5,000,000	5,538,900
Mississippi, Hospital Equipment and Facilities Authority, Taxable Build America
Revenue Bonds, Forrest County General Hospital Project[6]
7.27% due 01/01/32	1,000,000	1,081,230
7.39% due 01/01/40[7]	905,000	975,970
Total Mississippi		7,596,100
South Carolina – 1.6%
County of Horry South Carolina Airport Revenue Revenue Bonds, Build America Bonds[6]
7.33% due 07/01/40[7]	5,000,000	6,414,350
Georgia – 1.4%
Georgia Municipal Association, Inc., Certificates of Participation, DeKalb
County Public Schools Project
5.21% due 12/01/22[7]	5,000,000	5,665,400
South Dakota – 0.9%
Pierre, South Dakota, Taxable Electric Revenue Bonds, Recovery Zone
Economic Development Bonds, Build America Bonds[6]
7.50% due 12/15/40	3,490,000	3,683,660

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 111.2% (continued)
Puerto Rico – 0.5%
Puerto Rico Electric Power Authority Revenue Bonds
5.25% due 07/01/32	$1,000,000	$1,088,730
1.09% due 07/01/29[2]	950,000	717,307
Total Puerto Rico		1,806,037
Total Municipal Bonds
(Cost $382,314,794)		445,228,867
ASSET BACKED SECURITIES†† – 11.2%
Collateralized Loan Obligations – 9.9%
KVK CLO Ltd.
2014-3A, 3.88% due 10/15/26[2,3]	1,000,000	975,818
2012-2A, 5.23% due 02/10/25[2,3]	750,000	749,901
2014-2A, 5.63% due 07/15/26[2,3]	300,000	229,151
2013-2A, 4.53% due 01/15/26[2,3]	250,000	225,351
2015-1A, 6.66% due 05/20/27[2,3]	250,000	213,130
CIFC Funding Ltd.
2014-1A, 6.13% due 04/18/25[2,3]	750,000	548,697
2013-2A, 5.48% due 04/21/25[2,3]	500,000	431,283
2014-1A, 3.97% due 08/14/24[2,3]	400,000	400,219
2014-2A, 3.78% due 05/24/26[2,3]	250,000	250,251
2013-2A, 4.48% due 04/21/25[2,3]	200,000	197,004
2007-1A, 2.38% due 05/10/21[2,3]	200,000	195,716
Catamaran CLO Ltd.
2012-1A, 7.11% due 12/20/23[2,3]	1,250,000	950,613
2014-1A, 5.38% due 04/20/26[2,3]	1,000,000	820,018
Fortress Credit Investments IV Ltd.
2015-4A, 4.38% due 07/17/23[2,3]	1,000,000	931,781
2015-4A, 5.98% due 07/17/23[2,3]	500,000	465,998
OCP CLO Ltd.
2014-6A, 5.83% due 07/17/26[2,3]	1,000,000	813,569
2014-6A, 4.53% due 07/17/26[2,3]	250,000	236,415
2015-9A, 4.58% due 07/15/27[2,3]	250,000	233,125
Avery Point IV CLO Ltd.
2014-1A, 5.88% due 04/25/26[2,3]	1,000,000	721,342
2014-1A, 5.48% due 04/25/26[2,3]	500,000	437,103
Ocean Trails CLO IV
2013-4A, 6.80% due 08/13/25[2,3]	1,000,000	807,102
2013-4A, 3.90% due 08/13/25[2,3]	250,000	249,980
Jamestown CLO VI Ltd.
2015-6A, 6.16% due 02/20/27[2,3]	1,250,000	1,035,778
Atlas Senior Loan Fund IV Ltd.
2014-2A, 3.61% due 02/17/26[2,3,7]	1,000,000	988,130
Saranac CLO III Ltd.
2014-3A, 4.52% due 06/22/25[2,3]	1,000,000	901,501

See notes to financial statements.

24 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount	Value
ASSET BACKED SECURITIES†† – 11.2% (continued)
Collateralized Loan Obligations – 9.9% (continued)
Dryden XXXI Senior Loan Fund
2014-31A, 4.38% due 04/18/26[2,3]	$900,000	$861,389
Betony CLO Ltd.
2015-1A, 6.23% due 04/15/27[2,3]	1,000,000	836,435
THL Credit Wind River CLO Ltd.
2014-2A, 4.08% due 07/15/26[2,3]	750,000	749,643
Longfellow Place CLO Ltd.
2013-1A, 6.63% due 01/15/24[2,3]	750,000	695,148
Venture XX CLO Ltd.
2015-20A, 7.18% due 04/15/27[2,3]	900,000	690,697
WhiteHorse VIII Ltd.
2014-1A, 5.44% due 05/01/26[2,3]	500,000	370,998
2014-1A, 3.64% due 05/01/26[2,3]	250,000	239,771
North End CLO Limited
2013-1A, 5.48% due 07/17/25[2,3]	750,000	595,201
Cent CLO Ltd.
2014-21A, 4.39% due 07/27/26[2,3]	600,000	561,205
Eastland CLO Ltd.
2007-1A, 1.22% due 05/01/22[2,3,7]	550,000	543,101
Octagon Investment Partners XVII Ltd.
2013-1A, 6.03% due 10/25/25[2,3]	750,000	535,969
ALM VII Ltd.
2013-7R2A, 4.33% due 04/24/24[2,3]	250,000	250,004
2013-7RA, 4.33% due 04/24/24[2,3]	250,000	250,004
Neuberger Berman CLO XV
2013-15A, 3.73% due 10/15/25[2,3]	500,000	499,380
COA Summit CLO Limited
2014-1A, 3.68% due 04/20/23[2,3]	500,000	498,995
Marathon CLO VII Ltd.
2014-7A, 4.39% due 10/28/25[2,3]	500,000	497,811
Silver Spring CLO Ltd.
2014-1A, 3.88% due 10/15/26[2,3]	500,000	487,995
Eaton Vance CLO Ltd.
2014-1A, 5.91% due 07/15/26[2,3]	600,000	486,910
OHA Credit Partners VIII Ltd.
2013-8A, 4.38% due 04/20/25[2,3]	250,000	240,174
2013-8A, 5.28% due 04/20/25[2,3]	275,000	239,932
Saranac CLO II Ltd.
2014-2A, 4.56% due 02/20/25[2,3]	500,000	477,410
Newstar Commercial Loan Funding LLC
2013-1A, 5.41% due 09/20/23[2,3]	250,000	237,802
2014-1A, 5.63% due 04/20/25[2,3]	250,000	237,534
Galaxy XVI CLO Ltd.
2013-16A, 4.26% due 11/16/25[2,3]	500,000	471,253

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount	Value
ASSET BACKED SECURITIES†† – 11.2% (continued)
Collateralized Loan Obligations – 9.9% (continued)
Golub Capital Partners CLO Ltd.
2014-21A, 4.18% due 10/25/26[2,3]	$250,000	$241,347
2014-18A, 4.88% due 04/25/26[2,3,7]	250,000	225,563
Neuberger Berman CLO XIII Ltd.
2012-13X, 5.98% due 01/23/24[2]	500,000	446,469
Ocean Trails CLO V
2014-5A, 6.23% due 10/13/26[2,3]	500,000	438,577
NewMark Capital Funding CLO Ltd.
2014-2A, 5.64% due 06/30/26[2,3]	500,000	418,857
WhiteHorse X Ltd.
2015-10A, 6.18% due 04/17/27[2,3]	500,000	416,430
TICP CLO II Ltd.
2014-2A, 3.88% due 07/20/26[2,3]	400,000	397,479
Gramercy Park CLO Ltd.
2014-1A, 4.93% due 07/17/23[2,3,7]	250,000	250,417
2012-1A, 07/17/23[3,4]	250,000	134,134
AMMC CLO XIII Ltd.
2013-13A, 6.63% due 01/26/26[2,3]	400,000	310,778
Cratos CLO Ltd.
2007-1A, 2.01% due 05/19/21[2,3,7]	300,000	294,830
Flatiron CLO Ltd.
2013-1A, 6.23% due 01/17/26[2,3]	400,000	282,307
Greywolf CLO III Ltd.
2014-1A, 3.73% due 04/22/26[2,3]	250,000	250,611
Venture XII CLO Ltd.
2013-12A, 4.44% due 02/28/24[2,3]	250,000	250,380
Regatta V Funding Ltd.
2014-1A, 4.03% due 10/25/26[2,3]	250,000	250,120
Race Point V CLO Ltd.
2014-5A, 4.60% due 12/15/22[2,3]	250,000	249,837
Oaktree EIF II Series Ltd.
2014-A2, 4.11% due 11/15/25[2,3]	250,000	249,502
GoldenTree Loan Opportunities III Ltd.
2007-3A, 4.09% due 05/01/22[2,3]	250,000	249,200
TICP CLO I Ltd.
2014-1A, 5.38% due 04/26/26[2,3]	300,000	248,796
DIVCORE CLO Ltd.
2013-1A, 4.44% due 11/15/32[2,3,7]	250,000	248,444
Blue Hill CLO Ltd.
2013-1A, 3.88% due 01/15/26[2,3]	250,000	247,484
Battalion CLO Ltd.
2007-1A, 3.03% due 07/14/22[2,3]	250,000	247,383
Cerberus Onshore II CLO LLC
2014-1A, 4.88% due 10/15/23[2,3]	250,000	246,957

See notes to financial statements.

26 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount	Value
ASSET BACKED SECURITIES†† – 11.2% (continued)
Collateralized Loan Obligations – 9.9% (continued)
Regatta IV Funding Ltd.
2014-1A, 5.83% due 07/25/26[2,3]	$300,000	$246,585
Mountain Hawk I CLO Ltd.
2013-1A, 3.60% due 01/20/24[2,3]	250,000	246,255
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 4.43% due 10/15/26[2,3]	250,000	245,651
Rockwall CDO Ltd.
2007-1A, 1.44% due 08/01/24[2,3]	250,000	245,123
Monroe Capital CLO Ltd.
2014-1A, 4.43% due 10/22/26[2,3]	250,000	244,971
Black Diamond CLO Ltd.
2014-1A, 3.73% due 02/06/26[2,3]	250,000	243,766
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.18% due 07/25/25[2,3]	250,000	242,679
Octagon Investment Partners XXI Ltd.
2014-1A, 7.50% due 11/14/26[2,3]	250,000	232,929
Staniford Street CLO Ltd.
2014-1A, 4.35% due 06/15/25[2,3]	250,000	225,821
Jamestown CLO IV Ltd.
2014-4A, 4.38% due 07/15/26[2,3]	250,000	225,015
Octagon Investment Partners XV Ltd.
2013-1A, 5.63% due 01/19/25[2,3]	250,000	222,617
Pinnacle Park CLO Ltd.
2014-1A, 6.43% due 04/15/26[2,3]	300,000	220,949
Dryden XXIII Senior Loan Fund
2014-23A, 7.88% due 07/17/23[2,3]	250,000	216,587
Octagon Investment Partners XX Ltd.
2014-1A, 6.15% due 08/12/26[2,3]	250,000	215,000
Jamestown CLO III Ltd.
2013-3A, 5.48% due 01/15/26[2,3]	250,000	210,408
BNPP IP CLO Ltd.
2014-2A, 6.14% due 10/30/25[2,3]	250,000	209,199
Mountain Hawk II CLO Ltd.
2013-2A, 4.03% due 07/22/24[2,3]	250,000	209,114
Ballyrock CLO LLC
2014-1A, 5.88% due 10/20/26[2,3]	250,000	208,725
OCP CLO Ltd.
2013-4A, 5.88% due 10/24/25[2,3]	250,000	208,017
Harbourview CLO VII Ltd.
2014-7A, 6.04% due 11/18/26[2,3]	250,000	205,342
Carlyle Global Market Strategies CLO Ltd.
2012-3A, 10/04/24[3,4,7]	250,000	205,115
Adams Mill CLO Ltd.
2014-1A, 5.88% due 07/15/26[2,3]	250,000	202,348

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount	Value
ASSET BACKED SECURITIES†† – 11.2% (continued)
Collateralized Loan Obligations – 9.9% (continued)
Avery Point V CLO Ltd.
2014-5A, 5.78% due 07/17/26[2,3]	$250,000	$202,051
Tuolumne Grove CLO Ltd.
2014-1A, 5.63% due 04/25/26[2,3]	250,000	201,617
Jamestown CLO V Ltd.
2014-5A, 5.98% due 01/17/27[2,3]	250,000	201,245
Washington Mill CLO Ltd.
2014-1A, 5.73% due 04/20/26[2,3]	250,000	200,408
Octagon Investment Partners XIV Ltd.
2012-1A, 7.38% due 01/15/24[2,3]	250,000	198,740
Gallatin CLO VII Ltd.
2014-1A, 4.64% due 07/15/23[2,3,7]	200,000	196,271
OZLM XI Ltd.
2015-11A, 7.04% due 01/30/27[2,3]	250,000	191,782
Octagon Investment Partners XXII Ltd.
2014-1A, 7.18% due 11/25/25[2,3]	250,000	190,674
AIMCO CLO
2014-AA, 6.13% due 07/20/26[2,3]	250,000	188,875
Keuka Park CLO Ltd.
2013-1A, 5.83% due 10/21/24[2,3]	250,000	180,205
Atlas Senior Loan Fund II Ltd.
2012-2A, 01/30/24[3,4,7]	250,000	134,717
Ares XXV CLO Ltd.
2013-3A, 01/17/24[3,4,7]	250,000	129,280
Great Lakes CLO Ltd.
2012-1A, 01/15/23[4,7,10]	250,000	101,703
West CLO Ltd.
2013-1A, 11/07/25[3,4]	250,000	99,444
Total Collateralized Loan Obligations		39,508,867
Collateralized Debt Obligations – 1.1%
Gramercy Real Estate CDO Ltd.
2007-1A, 1.19% due 08/15/56[2,3]	1,420,224	1,377,733
FDF I Ltd.
2015-1A, 7.50% due 11/12/30[3]	1,000,000	1,006,641
N-Star REL CDO VIII Ltd.
2006-8A, 0.98% due 02/01/41[2,3,7]	936,077	916,658
SRERS Funding Ltd.
2011-RS, 0.79% due 05/09/46[2,3]	317,255	310,948
Putnam Structured Product CDO Ltd.
2002-1A, 1.22% due 01/10/38[2,3,7]	303,580	299,582
Wrightwood Capital Real Estate CDO Ltd.
2005-1A, 1.34% due 11/21/40[2,3]	250,000	241,423
Pasadena CDO Ltd.
2002-1A, 1.71% due 06/19/37[2,3]	173,768	171,094

See notes to financial statements.

28 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount	Value
ASSET BACKED SECURITIES†† – 11.2% (continued)
Collateralized Debt Obligations – 1.1% (continued)
Putnam Structured Product Funding
2008-1A, 0.99% due 10/15/38[2,3,7]	$140,609	$140,195
Highland Park CDO I Ltd.
2006-1A, 1.33% due 11/25/51[2,3]	137,899	127,212
Diversified Asset Securitization Holdings II, LP
2000-1X, 1.34% due 09/15/35[2]	11,889	11,848
Total Collateralized Debt Obligations		4,603,334
Credit Cards – 0.1%
Credit Card Pass-Through Trust
2012-BIZ, 0.00% due 12/15/49[3,7]	708,732	559,203
Whole Business – 0.1%
Icon Brand Holdings LLC
2012-1A, 4.23% due 01/25/43[3]	257,590	234,247
Transportation – 0.0%**
Raspro Trust
2005-1A, 1.26% due 03/23/24[2,3,7]	49,012	47,321
Total Asset Backed Securities
(Cost $41,927,864)		44,952,972
SENIOR FLOATING RATE INTERESTS††,2 – 5.0%
Technology – 2.6%
EIG Investors Corp.
6.00% due 02/09/23	4,984,227	4,847,161
Solera LLC
3.66% due 03/03/21†††,1	1,425,000	1,254,419
Greenway Medical Technologies
6.00% due 11/04/20	731,613	713,323
Ceridian Corp.
4.50% due 09/15/20	700,417	688,454
TIBCO Software, Inc.
6.50% due 12/04/20	687,750	685,687
Advanced Computer Software
6.50% due 03/18/22	492,500	467,875
Aspect Software, Inc.
11.28% due 05/25/20	443,370	437,460
GlobalLogic Holdings, Inc.
6.25% due 06/02/19	340,375	339,950
Micron Technology, Inc.
4.36% due 04/26/22	249,375	252,003
Sabre, Inc.
4.00% due 02/19/19	240,970	242,577

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,2 – 5.0% (continued)
Technology – 2.6% (continued)
Quorum Business Solutions
5.75% due 08/06/21	$216,150	$212,908
Total Technology		10,141,817
Consumer, Non-cyclical – 0.7%
Parts Town
7.50% due 06/23/22†††	1,275,000	1,275,000
Springs Industries, Inc.
7.50% due 06/01/21†††,1	498,750	488,542
American Seafoods Group LLC / American Seafoods Finance, Inc.
6.02% due 08/19/21	481,713	476,896
American Tire Distributors, Inc.
5.25% due 09/01/21	293,377	288,366
Targus Group International, Inc.
15.00% due 12/31/19†††,1	61,417	85,879
15.00% due 12/31/19†††,1	20,472	28,627
14.00% due 05/24/16†††,1	213,346	–
ABG Intermediate Holdings 2 LLC
5.50% due 05/27/21	97,746	97,501
Total Consumer, Non-cyclical		2,740,811
Industrial – 0.7%
NVA Holdings, Inc.
4.75% due 08/14/21	588,023	589,005
5.50% due 08/14/21	315,682	316,471
Transdigm, Inc.
3.83% due 06/04/21	488,750	489,972
NaNa Development Corp.
8.00% due 03/15/18	300,000	288,000
First Data Corp.
3.58% due 03/24/21	255,599	256,598
Amber Bidco Foster + Partners
4.87% due 06/30/21†††,1	250,000	246,705
SI Organization
5.75% due 11/22/19	171,941	173,144
Hunter Defense Technologies
7.00% due 08/05/19	190,667	171,600
Hunter Fan Co.
6.50% due 12/20/17	60,454	60,152
Total Industrial		2,591,647
Consumer, Cyclical – 0.5%
LA Fitness International LLC
6.00% due 07/01/20	482,011	482,010

See notes to financial statements.

30 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,2 – 5.0% (continued)
Consumer, Cyclical – 0.5% (continued)
Sears Holdings Corp.
5.50% due 06/30/18	$297,955	$290,506
Accuride Corp.
8.00% due 11/10/23	250,000	242,500
Neiman Marcus Group, Inc.
4.25% due 10/25/20	243,734	221,099
BJ’s Wholesale Club, Inc.
4.50% due 09/26/19	195,625	195,911
Minimax Viking
4.00% due 08/14/20	147,761	148,131
Navistar, Inc.
6.50% due 08/07/20	99,000	99,712
Life Time Fitness
4.25% due 06/10/22	99,246	99,221
Container Store, Inc.
4.25% due 04/05/19	78,553	71,222
J. Crew Group, Inc.
4.00% due 03/05/21	97,744	62,679
Total Consumer, Cyclical		1,912,991
Financial – 0.4%
Magic Newco, LLC
5.00% due 12/12/18	957,539	960,537
12.00% due 06/12/19	100,000	104,833
Safe-Guard
6.25% due 08/19/21	462,286	443,794
Integro Parent, Inc.
6.75% due 10/31/22	248,196	241,991
Total Financial		1,751,155
Energy – 0.1%
MRP Generation Holding
8.00% due 10/18/22	300,000	295,500
PSS Companies
5.50% due 01/28/20	194,902	138,380
Jonah Energy LLC
7.50% due 05/12/21	100,000	93,417
Total Energy		527,297
Communications – 0.0%**
Univision Communications, Inc.
4.00% due 03/01/20	97,646	97,666

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,2 – 5.0% (continued)
Transportation – 0.0%**
Sirva Worldwide, Inc.
7.50% due 11/01/22	$73,626	$71,970
Total Senior Floating Rate Interests
(Cost $19,860,627)		19,835,354
CORPORATE BONDS†† – 4.1%
Energy – 1.7%
EQT Corp.
8.13% due 06/01/19[7]	1,200,000	1,352,047
4.88% due 11/15/21[7]	250,000	266,262
Comstock Resources, Inc.
10.00% due 03/15/20[8]	1,100,000	1,083,500
Antero Resources Corp.
5.63% due 06/01/23[7]	600,000	611,250
6.00% due 12/01/20[7]	305,000	314,531
5.38% due 11/01/21[7]	100,000	102,625
Hess Corp.
8.13% due 02/15/19[7]	650,000	727,102
Husky Energy, Inc.
3.95% due 04/15/22[7]	250,000	259,579
4.00% due 04/15/24[7]	195,000	198,098
Approach Resources, Inc.
7.00% due 06/15/21[7]	400,000	350,000
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	300,000	318,000
Halcon Resources Corp.
8.63% due 02/01/20[3]	300,000	307,650
Buckeye Partners, LP
4.35% due 10/15/24	250,000	252,873
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
7.50% due 07/01/21	200,000	209,500
SandRidge Energy, Inc.
0.00% due 10/04/20[11]	101,657	123,703
Cheniere Corpus Christi Holdings LLC
7.00% due 06/30/24[3]	100,000	106,500
DCP Midstream LLC
5.35% due 03/15/20[3]	100,000	104,188
FTS International, Inc.
8.35% due 06/15/20[2,3]	100,000	95,000
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[9,10]	651,500	78,180
SandRidge Energy, Inc. Escrow Notes
8.75% due 06/01/18[3,9]	450,000	45
Total Energy		6,860,633

See notes to financial statements.

32 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount	Value
CORPORATE BONDS†† – 4.1% (continued)
Communications – 1.2%
Sprint Communications, Inc.
7.00% due 03/01/20[3]	$900,000	$968,058
9.00% due 11/15/18[3]	150,000	164,813
DISH DBS Corp.
5.88% due 11/15/24	1,050,000	1,064,437
Sprint Spectrum Company LLC / Sprint Spectrum Co II LLC /
Sprint Spectrum Co III LLC
3.36% due 09/20/21[3]	650,000	651,624
T-Mobile USA, Inc.
6.00% due 04/15/24[7]	500,000	525,000
Sprint Corp.
7.25% due 09/15/21	500,000	512,500
MDC Partners, Inc.
6.50% due 05/01/24[3]	500,000	429,375
Zayo Group LLC / Zayo Capital, Inc.
6.38% due 05/15/25	100,000	104,000
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[3]	100,000	98,500
CSC Holdings LLC
5.25% due 06/01/24	100,000	93,740
Total Communications		4,612,047
Consumer, Non-cyclical – 0.5%
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	1,649,162
WEX, Inc.
4.75% due 02/01/23[3]	250,000	245,625
ADT Corp.
6.25% due 10/15/21	200,000	215,500
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[3]	100,000	99,500
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[3]	100,000	98,750
Total Consumer, Non-cyclical		2,308,537
Technology – 0.2%
Micron Technology, Inc.
7.50% due 09/15/23[3]	550,000	607,750
Infor US, Inc.
6.50% due 05/15/22	200,000	205,500
Total Technology		813,250
Industrial – 0.2%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19	800,000	759,000

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount	Value
CORPORATE BONDS†† – 4.1% (continued)
Basic Materials – 0.1%
GCP Applied Technologies, Inc.
9.50% due 02/01/23[3]	$500,000	$566,250
Mirabela Nickel Ltd.
2.38% due 06/24/19†††,1	96,316	17,764
1.00% due 09/10/44†††,1	1,918	–
Total Basic Materials		584,014
Consumer, Cyclical – 0.1%
WMG Acquisition Corp.
6.75% due 04/15/22[3]	200,000	209,500
PF Chang’s China Bistro, Inc.
10.25% due 06/30/20[3,7]	125,000	119,063
Total Consumer, Cyclical		328,563
Financial – 0.1%
FBM Finance, Inc.
8.25% due 08/15/21[3]	150,000	155,250
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[3]	125,000	122,188
Total Financial		277,438
Total Corporate Bonds
(Cost $15,020,113)		16,543,482
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 0.4%
Residential Mortgage Backed Securities – 0.4%
LSTAR Securities Investment Trust
2015-4, 2.53% due 04/01/20[2,3]	567,319	560,228
2015-1, 2.62% due 01/01/20[2,3]	208,062	207,237
2015-2, 2.53% due 01/01/20[2,3]	201,070	198,659
2015-10, 2.62% due 11/01/20[2,3]	165,565	163,909
Nomura Resecuritization Trust
2012-1R, 1.05% due 08/27/47[2,3,7]	235,251	230,828
Banc of America Funding Ltd.
2013-R1, 0.75% due 11/03/41[2,3]	97,522	88,688
Total Residential Mortgage Backed Securities		1,449,549
Total Collateralized Mortgage Obligation
(Cost $1,445,864)		1,449,549
Total Investments – 132.3%
(Cost $462,362,553)		$529,628,343
Other Assets & Liabilities, net – (32.3)%		(129,185,339)
Total Net Assets – 100.0%		$400,443,004

See notes to financial statements.

34 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

*	Non-income producing security.

**	Less than 0.1%

†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.

††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.

†††	Value determined based on Level 3 inputs — See Note 4.

1	Security was fair valued by the Valuation Committee at November 30, 2016. The total market value of fair valued securities amounts to $2,303,872, (cost $2,763,273) or 0.6% of total net assets.

2	Variable rate security. Rate indicated is rate effective at November 30, 2016.

3
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $50,992,129 (cost $47,862,494), or 12.7% of total net assets.

4	Security has no stated coupon. However, it is expected to receive residual cash flow payments on deal defined payment dates.

5	Rate indicated is the 7-day yield as of November 30, 2016.

6	Taxable municipal bond issued as part of the Build America Bond program.

7
All or a portion of these securities have been physically segregated or earmarked in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of November 30, 2016, the total value of segregated or earmarked securities was $263,635,299.

8	Payment-in-kind security.

9	Security is in default of interest and/or principal obligations.

10
Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $179,883 (cost $755,305), or less than 0.1% of total net assets — see Note 12.

11	Zero coupon rate security.

See Sector Classification in Supplemental Information section.
The following table summarizes inputs used to value the Trust’s investments at November 30, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Description	Quoted Prices	Inputs	Inputs	Total
Assets:
Common Stocks	$98,745	$65,106	$153,350	$317,201
Warrants	—	28,586	—	28,586
Short Term Investments	1,272,332	—	—	1,272,332
Municipal Bonds	—	445,228,867	—	445,228,867
Asset Backed Securities	—	44,952,972	—	44,952,972
Senior Floating Rate Interests	—	16,456,182	3,379,172	19,835,354
Corporate Bonds	—	16,525,718	17,764	16,543,482
Collateralized Mortgage Obligations	—	1,449,549	—	1,449,549
Total Assets	$1,371,077	$524,706,980	$3,550,286	$529,628,343

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

		Level 2		Level 3
		Significant		Significant
	Level 1	Observable		Unobservable
Description	Quoted Prices	Inputs		Inputs	Total
Liabilities:
Swap Agreements	$—	$291,262	*	$—	$291,262
Unfunded Loan Commitments	—	98,757		$—	98,757
Total Liabilities	$—	$390,019		$—	$390,019

* Represents the unrealized gain/loss at period end.
If not reference in the table, please refer to the Schedule of Investments for a breakdown of investment type by industry category.
The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

	Ending Balance at
Category	11/30/2016	Valuation Technique	Unobservable Inputs	Input Range
Senior Floating Rate Interests	$1,989,666	Model Price	Purchase Price	—
Senior Floating Rate Interests	1,275,000	Model Price	Trade Price	—
Senior Floating Rate Interests	114,506	Enterprise Value	Valuation Multiple	5.5%
Common Stocks	153,325	Enterprise Value	Valuation Multiple	5.5	%/7.7x
Common Stocks	25	Model Price	Liquidation Value	—
Corporate Bonds	17,764	Model Price	Liquidation Value	—

Significant changes in valuation multiples or liquidation values would generally result in significant changes in the fair value of the security.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended November 30, 2016, there were no transfers between levels.
See notes to financial statements.

36 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

Summary of Fair Value of Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended November 30, 2016:

LEVEL 3 – Fair Value measurement using significant unobservable inputs

		Senior
	Asset	Floating
	Backed	Rate	Corporate	Common	Preferred
	Securities	Interests	Bonds	Stocks	Stocks	Total
Assets:
Beginning Balance	$—	$846,521	$85,272	$207,043	$—	$1,138,836
Paydowns Received	—	1,250	—	—	—	1,250
Realized Gain/Loss	(51,879)	(358)	—	—	(180,500)	(232,737)
Change in Unrealized Gain/Loss	51,879	13,515	(7,782)	(115,977)	180,500	122,135
Purchases	—	2,568,750	—	—	—	2,568,750
Sales	—	(64,688)	(62,284)	—	—	(126,972)
Accrued discounts/(premiums)	—	8,301	1,343	—	—	9,644
Corporate Actions	—	5,881	1,215	62,284	—	69,380
Ending Balance	$—	$3,379,172	$17,764	$153,350	$—	$3,550,286
Net change un unrealized appreciation
(depreciation) for investments in securities
still held at November 30, 2016	$—	$13,515	$(7,782)	$(115,977)	$—	$(110,244)

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 37

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2016

ASSETS:
Investments, at value (cost $462,362,553)	$529,628,343
Restricted cash	1,110,822
Cash	39,788
Receivables:
Interest	8,726,447
Investments sold	1,737,362
Other assets	8,236
Total assets	541,250,998
LIABILITIES:
Reverse repurchase agreements	86,963,105
Borrowings	52,509,544
Unrealized depreciation on swap agreements	291,262
Unfunded loan commitments, at value (Note 11) (Commitment fees received $113,438)	98,757
Interest due on borrowings	174,619
Payable for:
Investments purchased	313,036
Investment advisory fees	270,588
Excise tax	61,000
Trustees' fees and expenses*	8,159
Other liabilities	117,924
Total liabilities	140,807,994
NET ASSETS	$400,443,004
NET ASSETS CONSIST OF:
Common shares, $0.01 par value per share;
unlimited number of shares authorized,
17,416,307 shares issued and outstanding	$174,163
Additional paid-in capital	330,942,521
Undistributed net investment income	1,475,211
Accumulated net realized gain on investments	861,900
Net unrealized appreciation on investments	66,989,209
NET ASSETS	$400,443,004
Net asset value	$22.99
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

38 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

STATEMENT OF OPERATIONS	November 30, 2016
For the Six Months Ended November 30, 2016 (Unaudited)

INVESTMENT INCOME:
Interest	$17,360,717
Dividends	66,434
Total investment income	17,427,151
EXPENSES:
Investment advisory fees	1,676,478
Interest expense	1,025,200
Professional fees	88,709
Trustees' fees and expenses*	68,076
Administration fees	61,967
Excise tax expense	61,000
Fund accounting fees	57,873
Printing fees	32,707
Registration and filings	11,895
Transfer agent fees	9,384
Insurance	7,192
Custodian fees	16,226
Miscellaneous	778
Total expenses	3,117,485
Net investment income	14,309,666
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	134,306
Swap agreements	(375,547)
Net realized loss	(241,241)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,572,675)
Swap agreements	915,569
Net change in unrealized appreciation (depreciation)	(5,657,106)
Net realized and unrealized loss	(5,898,347)
Net increase in net assets resulting from operations	$8,411,319
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 39

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)	November 30, 2016

	Period Ended
	November 30, 2016	Year Ended
	(Unaudited)	May 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,309,666	$25,763,764
Net realized loss on investments	(241,241)	(604,761)
Net change in unrealized appreciation
(depreciation) on investments	(5,657,106)	2,805,917
Net increase in net assets resulting from operations	8,411,319	27,964,920
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(13,788,490)	(28,517,701)
Capital Gains	—	(355,413)
Total distributions to shareholders	(13,788,490)	(28,873,114)
SHAREHOLDER TRANSACTIONS:
Distributions reinvested	—	60,664
Net decrease in net assets	(5,377,171)	(847,530)
NET ASSETS:
Beginning of period	405,820,175	406,667,705
End of period	$400,443,004	$405,820,175
Undistributed net investment income at end of period	$1,475,211	$954,035

See notes to financial statements.

40 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS	November 30, 2016
For the Six Months Ended November 30, 2016 (Unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$8,411,319
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	6,572,675
Net change in unrealized (appreciation) depreciation on swap agreements	(915,569)
Net realized gain on investments	(134,306)
Net accretion of bond discount and amortization of bond premium	(1,572,674)
Purchase of long-term investments	(19,955,633)
Proceeds from sale of long-term investments	19,332,887
Paydowns received on mortgage and asset backed securities	13,339,237
Net purchases of short-term investments	(622,841)
Corporate actions and other payments	22,443
Decrease in interest receivable	115,206
Decrease in securities sold receivable	308,409
Increase in other assets	(7,359)
Increase in investments purchased payable	112,858
Decrease in investment advisory fees payable	(13,752)
Commitment fees received on unfunded commitments	(195,937)
Increase in interest due on borrowings	118,453
Decrease in administration fees payable	(10,490)
Decrease in fund accounting fees payable	(20,855)
Increase in excise tax payable	61,000
Increase in trustee’s fees and expenses payable	2,002
Decrease in other liabilities	(26,678)
Net Cash Provided by Operating and Investing Activities	24,920,395
Cash Flows From Financing Activities:
Distributions to common shareholders	(13,788,490)
Proceeds from reverse repurchase agreements	70,405,025
Payments made on reverse repurchase agreements	(73,127,950)
Proceeds from borrowings	5,500,000
Payments made on borrowings	(14,700,000)
Net Cash Used in Financing Activities	(25,711,415)
Net decrease in cash	(791,020)
Cash at Beginning of Period (including restricted cash)	1,941,630
Cash at End of Period (including restricted cash)	1,150,610
Supplemental Disclosure of Cash Flow Information: Cash paid during the
period for interest	$906,747
Supplemental Disclosure of Non Operating Activity: Additional principal
received on payment-in-kind bonds	$7,129

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 41

FINANCIAL HIGHLIGHTS	November 30, 2016

	Period
	Ended
	November 30,
	2016	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012

Per Share Data:
Net asset value, beginning of period	$23.30	$23.35	$23.26	$23.61	$23.49	$20.65
Income from investment operations:
Net investment income(a)	0.83	1.48	1.48	1.63	1.65	1.59
Net gain (loss) on investments (realized and unrealized)	(0.35)	0.13	0.27	(0.32)	0.07	2.74
Total from investment operations	0.48	1.61	1.75	1.31	1.72	4.33
Less distributions from:
Net investment income	(0.79)	(1.64)	(1.48)	(1.60)	(1.60)	(1.49)
Capital gains	—	(0.02)	(0.18)	(0.06)	—	—
Total distributions to shareholders	(0.79)	(1.66)	(1.66)	(1.66)	(1.60)	(1.49)
Net asset value, end of period	$22.99	$23.30	$23.35	$23.26	$23.61	$23.49
Market value, end of period	$21.07	$22.28	$21.64	$21.69	$22.70	$22.46

Total Return(b)
Net asset value	2.01%	7.25%	7.64%	6.15%	7.48%	21.64%
Market value	-2.11%	10.95%	7.52%	3.54%	8.27%	23.35%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$400,443	$405,820	$406,668	$405,039	$411,135	$408,960
Ratio to average net assets of:
Total expenses, including interest expense(c)(f)	1.49%	1.38%	1.32%	1.35%	1.38%	1.36%
Net investment income, including interest expense(f)	6.99%	6.47%	6.26%	7.37%	6.99%	7.33%
Portfolio turnover rate(d)	4%	7%	11%	10%	12%	7%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$139,473	$151,396	$125,712	$119,887	$129,992	$125,542
Asset Coverage per $1,000 of indebtedness(e)	$3,871	$3,681	$4,235	$4,379	$4,163	$4,258

See notes to financial statements.

42 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2016

(a)	Based on average shares outstanding.

(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Excluding interest expense, the operating expense ratio for the six months ended November 30, 2016 and the years ended May 31 would be:

November 30,
2016	2016	2015	2014	2013	2012
1.00%	0.99%	1.02%	1.02%	1.02%	1.04%

(d)	Portfolio turnover is not annualized for periods of less than one year.

(e)	Calculated by subtracting the Trust’s total liabilities (not including borrowings) from the Trust’s total asset and dividing by the total borrowings.

(f)	Annualized.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l  43

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2016

Note 1 – Organization:
Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”) (formerly known as Guggenheim Build America Bonds Managed Duration Trust) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.
Note 2 – Accounting Policies:
The Trust operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Trust’s securities or other assets.
Valuations of the Trust’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily

44 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean between the last available bid and ask prices on such day.
Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.
Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.
The value of interest rate swap agreements are accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the CME price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Eastern time. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Investments for which market quotations are not readily available (including restricted securities) are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as interest income. Dividend income is recorded net of applicable

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(c) When-Issued and Delayed Delivery Transactions
The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in a market conditions or the failure of counterparties to perform under the contract.
(d) Distributions
The Trust declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(e) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. Swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.
Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Trust are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.
(f) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the bid and ask price of respective exchange rates on the date of the transaction.

46 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Trust’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Trust’s Statement of Operations.
Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Trust’s Statement of Operations.
(g) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in foreign currency transactions.
(h) Indemnifications
Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Trust’s administrative management and compensates the officers and trustees of the Trust who are affiliates of the Adviser. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, in an amount equal to 0.60% of the Trust’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).
Pursuant to a Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM under the supervision of the Trust’s Board of Trustees and the Adviser, provides a continuous investment program for the Trust’s portfolio; provides investment research; makes and executes

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Trust who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.30% of the Trust’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Trust’s total assets minus the sum of its accrued liabilities. Total assets means all of the Trust’s assets and is not limited to its investment securities. Accrued liabilities means all of the Trust’s liabilities other than borrowings for investment purposes.
Certain officers of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
Rydex Fund Services, LLC (“RFS”) provided Fund administration services to the Fund. On October 4, 2016, “RFS” was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of the Adviser. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC ("MUIS"). This change has no impact on the financial statements of the Trust.
MUIS acts as the Trust’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. The Bank of New York (“BNY”) acts as the Trust’s custodian. As custodian, BNY is responsible for the custody of the Trust’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Trust’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

Independent pricing services are used to value a majority of the Trust’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, or Level 3, as indicated in this report.
Indicative quotes from broker–dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets and liabilities, i.e. prices provided by a broker–dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Taxes:
The Trust intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.
The Trust is subject to an excise tax of 4% of the amount by which 98% of the Trust’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.
As of November 30, 2016, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

Cost of	Gross Tax	Gross Tax	Net Tax
Investments	Unrealized	Unrealized	Unrealized
for Tax Purposes	Appreciation	Depreciation	Appreciation
$ 461,776,758	$ 71,414,402	$ (3,562,817)	$ 67,851,585

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, non-real estate investment trust return of capital and collateralized loan obligations.
As of May 31, 2016, (the most recent fiscal year end for federal income tax purposes) tax components of accumulated earnings (excluding paid-in capital) were as follows:

Accumulated
Undistributed	Accumulated	Capital and
Ordinary Income	Long-Term Gains	Other Losses
$ 1,472,658	$ 73,331,352	$ (100,519)

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

For the year ended May 31, 2016, (the most recent fiscal year end for federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:
Ordinary Income	$ 28,517,692
Long-Term Capital Gain	355,422
$ 28,873,114

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns that would not meet a more—likely—than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 6 – Investments in Securities:
For the six months ended November 30, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term securities, were $19,955,633 and $19,332,887, respectively.
The Trust is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the six month period ended November 30, 2016, the Trust did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act.
Note 7 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.
The Trust may utilize derivatives for the following purposes:

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Duration – the use of an instrument to manage the interest rate risk of a portfolio.
(a) Swaps
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Trust receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Trust’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.
Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
The Trust may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
The Trust had interest rate swap agreements outstanding during the six months ended November 30, 2016, in order to help manage the cost of leverage and, indirectly, to manage duration. As of November 30, 2016, the total amount segregated in connection with swap agreements was $1,110,822. As of November 30, 2016, the Trust had swaps with a total notional value of $82,000,000 outstanding. Details of the swap agreements outstanding as of November 30, 2016, were as follows:

			Notional	Receive		Unrealized
		Termination	Amount	Fixed	Floating	Appreciation
Broker	Exchange	Date	($000)	Rate	Rate	(Depreciation)
Bank of America	CME	10/16/2019	$ 57,000	1.6440%	3 Month	$ (297,961)
Merrill Lynch					LIBOR
Bank of America	CME	10/17/2019	$ 25,000	1.4605%	3 Month	6,699
Merrill Lynch					LIBOR
						$ (291,262)

Swaps are centrally cleared swaps.

The unrealized depreciation on interest rate swaps of $291,262 is presented as a liability on the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

(b) Forward Foreign Currency Exchange Contracts
The Trust enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes.
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract.
As of November 30, 2016, there were no forward foreign currency exchange contracts outstanding:
(c) Summary of Derivatives Information
The following table presents the types of derivatives in the Trust by location as presented on the Statement of Assets Liabilities as of November 30, 2016.

Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments:
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Interest Rate Risk	N/A	$ –	Unrealized depreciation	$291,262
			on swap agreements
Total		$ –		$291,262

The following table presents the effect of derivatives instruments on the Statement of Operations for the six months ended November 30, 2016.

Effect of Derivative Instruments on the Statement of Operations:

Amount of Net Realized Gain (Loss) on Derivatives

Primary Risk	Swap
Exposure	Agreements	Total
Interest Rate Risk	$(375,547)	$(375,547)
Total	$(375,547)	$(375,547)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives

Primary Risk	Swap
Exposure	Agreements	Total
Interest Rate Risk	$915,569	$915,569
Total	$915,569	$915,569

Derivative Volume
For the six months ended November 30, 2016, the swaps average daily notional value was $82,000,000 and the ending notional value was $82,000,000.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

Note 8 – Offsetting:
In the normal course of business, the Trust enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Trust to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Trust mitigate their counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counter party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Trust from its counterparties are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty nonperformance. The Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following table presents derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with GAAP.

Net Amounts of
		Gross Amounts	Liabilities	Gross Amounts Not
		Offset in the	Presented in	Offset in the Statement
	Gross Amounts	the Statement	the Statement	of Assets & Liabilities
	of Recognized	of Assets &	of Assets &	Financial	Net
Investment Type	Liabilities[1]	Liabilities	Liabilities	Instruments	Amount
Reverse Repurchase
Agreement	$86,963,105	$ –	$86,963,105	$86,963,105	$ –

[1] Centrally cleared swaps are excluded from these reported amounts.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

Note 9 – Capital:

Common Shares
The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 17,416,307 issued and outstanding. Transactions in common shares were as follows:

	Six Months Ended	Year Ended
	November 30, 2016	May 31, 2016
Beginning Shares	17,416,307	17,413,674
Shares issued through dividend reinvestment	–	2,633
Ending shares	17,416,307	17,416,307

Note 10 – Leverage:
Reverse Repurchase Agreements
The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker—dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the six months ended November 30, 2016, the average daily balance for which reverse repurchase agreements were outstanding amounted to $89,246,254. The weighted average interest rate was 1.18%.
As of November 30, 2016, there was $86,963,105 in reverse repurchase agreements outstanding. As of November 30, 2016, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

	Range of	Range of
Counterparty	Interest Rates	Maturity Dates	Face Value
BNP Paribus	1.11%*	Open Maturity	$ 49,866,742
RBC Capital Markets	1.53%-1.54%	01/26/2017-02/03/2017	37,096,363
$ 86,963,105
*Variable rate security. Rate indicated is rate effective at November 30, 2016.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2016, aggregated by asset class of the related collateral pledged by the Trust:

	Overnight and	Up to		Greater than
	Continuous	30 days	31 – 90 days	90 days	Total
Municipal Bonds	$49,866,742	$ –	$37,096,363	$ –	$86,963,105
Total Borrowings	$49,866,742	$ –	$37,096,363	$ –	$86,963,105
Gross amount of recognized
liabilities for reverse
repurchase agreements	$49,866,742	$ –	$37,096,363	$ –	$86,963,105

Borrowings
On February 27, 2015, the Trust entered into a $125,000,000 credit facility agreement with an approved lender. Under the credit facility, the interest rate on the amount borrowed is based on the 3 month LIBOR plus 85 basis points, and an unused commitment fee of 25 basis points is charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed, if the Fund borrows less than 50% available. As of November 30, 2016, there was $52,509,544 outstanding in connection with the Trust’s credit facility. The average daily amount of borrowings on the credit facilities during the period was $54,942,877 with a related average interest rate of 1.49%. The maximum amount outstanding during the period ended was $61,709,544. As of November 30, 2016, the total value of securities segregated and pledged as collateral in connection with borrowings was $163,490,153.
The Trust’s current credit facility agreement includes usual and customary covenants. These covenants impose on the Trust asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Trust’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Trust over which the counterparty has a lien. In addition, the Trust is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 11 – Loan Commitments
Pursuant to the terms of certain Term Loan agreements, the Trust held unfunded loan commitments as of November 30, 2016. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of November 30, 2016, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $100,145,146.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

As of November 30, 2016, the Trust had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Maturity Date	Face Amount	Value
Solera LLC	03/03/21	$ 825,000	$ 98,757
		$ 825,000	$ 98,757

Note 12 – Restricted:
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Great Lakes CLO Ltd., 2012-1A,
01/15/23	05/08/13	$ 238,750	$ 101,730
Schahin II Finance Company SPV Ltd.,
5.88% due 09/25/22	01/08/14	516,555	78,180
		$ 755,305	$ 179,883

Note 13 – Subsequent Event:
The Trust evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Trust’s financial statements.

56 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	November 30, 2016

Federal Income Tax Information
In January 2017, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2016.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Bloomberg Barclays Global Classification Scheme.
Trustees
The Trustees of the Guggenheim Taxable Municipal Managed Duration Trust and their principal business occupations during the past five years:

		Term of Office and Length of Time Served**		Number of Portfolios in Fund Complex Overseen
	Position(s) Held with Trust
Name, Address* and Year of Birth			Principal Occupation(s) During Past Five Years		Other Directorships Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2010	Current: Private Investor (2001-present).	98	Current: Trustee, Purpose Investments Funds (2014-present).

Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).

Donald A. Chubb, Jr. (1946)	Trustee	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	95	Current: Midland Care, Inc. (2011-present).

Jerry B. Farley (1946)	Trustee	Since 2014	Current: President, Washburn University (1997-present).	95	Current: Westar Energy, Inc.
					(2004-present); CoreFirst Bank & Trust
					(2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	95	Current: Zincore Metals, Inc.
					(2009-present).

			Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Axiom Gold and Silver Corp.
					(2011-2012).

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SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2016

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Robert B. Karn III	Trustee and	Since 2010	Current: Consultant (1998-present).	95	Current: Peabody Energy Company
(1942)	Chairman of				(2003-present); GP Natural Resource
	the Audit		Former: Arthur Andersen LLP (1965-1997) and Managing Partner,		Partners, LLC (2002- present).
	Committee		Financial and Economic Consulting, St. Louis office (1987-1997).
Ronald A. Nyberg	Trustee and	Since 2010	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present).	100	Current: Edward-Elmhurst Healthcare
(1953)	Chairman of				System (2012-present).
	the Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive
	and Governance		Vice President, General Counsel, and Corporate Secretary, Van Kampen
	Committee		Investments (1982-1999).
Maynard F.	Trustee	Since 2014	Current: Retired.	95	Current: Fort Hays State University
Oliverius					Foundation (1999-present);
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		Stormont-Vail Foundation (2013-
present); University of Minnesota
MHA Alumni Philanthropy Committee
(2009-present).

Former: Topeka Community Foundation
(2009-2014).
Ronald E.	Trustee and	Since 2010	Current: Portfolio Consultant (2010-present).	97	Former: Bennett Group of Funds
Toupin, Jr.	Chairman of				(2011-2013).
(1958)	the Board		Former: Vice President, Manager and Portfolio Manager, Nuveen Asset
Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.
(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen
Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

58 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2016

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees
Interested Trustee:
Donald C.	President,	Since 2012	Current: President and CEO, certain other funds in the Fund Complex	230	Current: Clear Spring Life Insurance
Cacciapaglia***	Chief		(2012-present); Vice Chairman, Guggenheim Investments (2010-present).		Company (2015-present); Guggenheim
(1951)	Executive				Partners Japan, Ltd. (2014-present);
	Officer and		Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).		Guggenheim Partners Investment
	Trustee				Management Holdings, LLC (2014-
present); Delaware Life (2013-present);
Guggenheim Life and Annuity Company
(2011-present); Paragon Life Insurance
Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

—Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. The Class I Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2017.

—Messrs. Farley, Friedrich and Nyberg, are Class II Trustees. The Class II Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2018.

—Messrs. Karn, Oliverius and Toupin, are Class III Trustees. The Class III Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2019.

***	This Trustee is deemed to be an “interested person” of the Trust under the 1940 Act by reason of his position with the Trusts’ Adviser and/or the parent of the Adviser.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 59

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2016

Officers
The Officers of the Guggenheim Taxable Municipal Managed Duration Trust, who are not Trustees, and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*	held with	and Length of
and Year of Birth	the Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
William H.	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors,
Belden, III	President		LLC (2005-present).
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M.	Chief	Since 2014	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
Catalucci	Compliance		(2012-present). AML Officer, certain funds in the Fund Complex (2016-present).
(1966)	Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance
Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and
certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2012	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
(1972)	Treasurer
Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Keith Kemp	Assistant	Since 2016	Current: Managing Director of Transparent Value, LLC (April 2015-present); Managing Director of Guggenheim Investments (April 2015-present).
(1960)	Treasurer
Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie
Capital Investment Management (2007-2009).
Amy J. Lee	Chief Legal	Since 2006	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments
(1961)	Officer		(2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit
Corporation (2004-2012).
Mark E. Mathiasen	Secretary	Since 2013	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)

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SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2016

	Position(s)	Term of Office
Name, Address*	held with	and Length of
and Year of Birth	the Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Glenn McWhinnie	Assistant	Since 2010	Current: Vice President, Guggenheim Investments (2009-present).
(1969)	Treasurer
Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P.	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Vice President, Guggenheim Investments
Megaris	Secretary		(2012-present).
(1984)
Former: J.D., University of Kansas School of Law (2009-2012).
Adam J. Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
(1979)	Treasurer
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director,
(1955)	Financial		Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and
	Officer and		Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen
	Treasurer		Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 61

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2016

Unless the registered owner of common shares elects to receive cash by contacting The Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator, administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open- Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

62 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2016

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: 866-488-3559 or online at www.computershare.com/investor.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 63

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TRUST INFORMATION	November 30, 2016

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds
Investment Advisors, LLC
Donald C. Cacciapaglia*	Chicago, IL

Donald A. Chubb, Jr.
Investment Sub-Adviser
Jerry B. Farley	Guggenheim Partners Investment
Management, LLC
Roman Friedrich III	Santa Monica, CA

Robert B. Karn III	Accounting Agent and Administrator
MUFG Investor Services (US), LLC
Ronald A. Nyberg	Rockville, MD

Maynard F. Oliverius	Custodian
The Bank of New York Mellon Corp.
Ronald E. Toupin, Jr.,	New York, NY
Chairman
Legal Counsel
* Trustee is an “interested person” (as defined	Skadden, Arps, Slate, Meagher
in section 2(a)(19) of the 1940 Act)	& Flom LLP
(“Interested Trustee”) of the Trust because of	New York, NY
his position as the President and CEO of the
Investment Adviser and the Sub-Adviser.	Independent Registered Public
Accounting Firm
Principal Executive Officers	Ernst & Young LLP
Donald C. Cacciapaglia	McLean, VA
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

66 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

TRUST INFORMATION continued	November 30, 2016

Privacy Principles of Guggenheim Taxable Municipal Managed Duration Trust for Shareholders
The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Taxable Municipal Managed Duration Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Taxable Municipal Managed Duration Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.
A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (866) 392-3004.
Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Trust’s website at guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC website at www.sec.gov or the Trust’s website at guggenheiminvestments.com/gbab. The Trust’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 67

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(01/17)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GBAB-SAR-1116

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a) Not applicable for a semi-annual reporting period.
(b) As of January 30, 2017, Jeffrey Carefoot and Allen Li have been added as Portfolio Managers of the registrant. Please see the information below as required by paragraphs (a)(1) - (a)(4) of this Item 8 as of November 30, 2016 for each of Jeffrey Carefoot and Allen Li.
(a)(1)  Guggenheim Partners Investment Management, LLC (“Guggenheim”) serves as the investment sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. Guggenheim uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of Guggenheim’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim’s strategic and tactical policy directives.

Jeffrey Carefoot and Allen Li share primary responsibility for the day-to-day management of the registrant’s portfolio and their information is provided as of November 30, 2016:

Name	Since	Professional Experience During the Last Five Years
Jeffrey Carefoot	2017	Guggenheim Partners Investment Management, LLC: Senior Managing Director – 2016-Present; Guggenheim Partners Investment Management, LLC: Managing Director – 2012-2016.
Allen Li	2017	Guggenheim Partners Investment Management, LLC: Managing Director – 2014-Present; Guggenheim Partners Investment Management, LLC: Director – 2012-2014.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following table summarizes information regarding each of the other accounts managed by Jeffrey Carefoot and Allen Li as of November 30, 2016:

Jeffrey Carefoot:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	2	$1,756,393,443	0	$0
Other accounts	2	$220,650,176	0	$0

Allen Li:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$121,680,372	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

Guggenheim may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, Guggenheim’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, Guggenheim’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates portfolio management staff for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments.  All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by Jeffrey Carefoot and Allen Li as of November 30, 2016:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Registrant
Jeffrey Carefoot	$-0-
Allen Li	$-0-

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.
(a)(1) Not applicable
(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3) Not applicable.
(b)     Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Guggenheim Taxable Municipal Managed Duration Trust
By:        /s/ Donald C. Cacciapaglia
Name:   Donald C. Cacciapaglia
Title:      President and Chief Executive Officer
Date:     February 6, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:        /s/ Donald C. Cacciapaglia
Name:   Donald C. Cacciapaglia
Title:     President and Chief Executive Officer
Date:     February 6, 2017
By:        /s/ John L. Sullivan
Name:   John L. Sullivan
Title:      Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:     February 6, 2017